SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                 FORM 8-K/A
                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                               August 3, 1998
                     (Date of earliest event reported)


                            UNITRODE CORPORATION
           (Exact name of Registrant as specified in its charter)


     Maryland                  1-5609                     04-2271188
(State of Incorporation)   (Commission File No.)        (IRS Employer
                                                        Identification No.)


                7 Continental Boulevard, Merrimack, NH 03054
        (Address of principal executive offices, including zip code)


                               (603) 424-2410
            (Registrant's telephone number, including area code)


                               Not Applicable
       (Former name or former address, if changed since last report)






Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired. An unaudited balance sheet for BENCHMARQ Microelectronics, Inc. ("BENCHMARQ") dated as of June 30, 1998 and unaudited statements of income and statements of cash flow for the six months ended June 30, 1998 attached hereto as Exhibit 99.1 are hereby incorporated herein by reference. The financial statements reported in the Annual Report on Form 10-K dated December 31, 1997 and in the Quarterly Reports on Form 10-Q dated June 30, 1997, each filed by BENCHMARQ, have been previously filed and accordingly, are not included herein.

(b) Pro Forma Financial Information. The unaudited pro forma combined condensed financial statements attached hereto as Exhibit 99.2 assume a business combination between Unitrode Corporation ("Unitrode") and BENCHMARQ accounted for on a "pooling of interests" basis and are based on the respective historical financial statements and the notes thereto of Unitrode and BENCHMARQ, and are hereby incorporated herein by reference. The unaudited pro forma combined condensed balance sheet combines Unitrode's unaudited consolidated balance sheet with BENCHMARQ's as of August 1, 1998. The unaudited pro forma combined condensed statements of operations combine Unitrode's historical operating results for the six months ended August 1, 1998 and August 2, 1997 and the fiscal years ended January 31, 1998, 1997 and 1996 with the corresponding BENCHMARQ historical operating results for the six months ended August 1, 1998 and June 30, 1997 and for the fiscal years ended December 31, 1997, 1996 and 1995, respectively.

               For the purposes of the preparation of the unaudited pro forma combined condensed balance sheet, merger-related expenses (which the companies anticipate will be approximately $2.7 million on a pre-tax basis) were included.

               The unaudited pro forma combined condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have been achieved if the Merger had been consummated as of the beginning of the periods presented, nor are they necessarily indicative of the future operating results or financial position of the combined company. The unaudited pro forma combined condensed financial statements do not give effect to any cost savings or integration costs which may result from the combination of Unitrode's and BENCHMARQ's operations.

               These unaudited pro forma combined condensed financial statements are based on, and should be read in conjunction with, the historical consolidated financial statements and the related notes thereto of Unitrode and BENCHMARQ, which have been previously filed.


(c)   Exhibits.

Exhibit No.       Description
-----------       -----------

99.1              Financial Statements of BENCHMARQ Microelectronics, Inc.

99.2              Pro Forma Financial Information



                                 SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 UNITRODE CORPORATION



                                 By: /s/ Allan R. Campbell
                                     _______________________________
                                     Allan R. Campbell
                                     Senior Vice President, General
                                      Counsel and Secretary


Date:  October 7, 1998




                               Exhibit Index


Exhibit
No.                Description
--------           ------------

99.1               Financial Statements of BENCHMARQ Microelectronics, Inc.

99.2               Pro Forma Financial Information